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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (As Permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Section 240.14a-12

                          SAN JUAN BASIN ROYALTY TRUST
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                (Name of Registrant as Specified in its Charter)

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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:

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      2)       Aggregate number of securities to which transaction applies:

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      3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5)       Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

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      2)       Form, Schedule or Registration Statement No.:

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      3)       Filing party:

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      4)       Date Filed:

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                          SAN JUAN BASIN ROYALTY TRUST
                               C/O BANK ONE, N.A.
                           CORPORATE TRUST DEPARTMENT
                                 P.O. BOX 2604
                            FORT WORTH, TEXAS 76113

                                                                 August   , 2002

Dear Unit Holder:

     You are cordially invited to attend a Special Meeting of Unit Holders of
the San Juan Basin Royalty Trust to be held on [          ], 2002, at 10:00
a.m., local time, at The Fort Worth Club, 306 West Seventh Street, Twelfth Floor, Fort Worth, Texas 76102. Please find enclosed a notice to Unit Holders, a Proxy Statement describing the business to be transacted at the meeting, and a form of Proxy for use in voting at the meeting.

     At the Special Meeting, you will be asked (i) to elect a successor trustee of the Trust and (ii) to amend the San Juan Basin Royalty Trust Indenture dated November 1, 1980.

     We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your Units be represented at the meeting.

                                          Very truly yours,

                                          BANK ONE, N.A.,
                                          Trustee of the San Juan Basin Royalty
                                          Trust

                                          JEFF SALAVARRIA
                                          Vice President

                             YOUR VOTE IS IMPORTANT

All Unit Holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Trust assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unit Holder attending the meeting may vote in person even if he or she has returned the Proxy.
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                          SAN JUAN BASIN ROYALTY TRUST
                               C/O BANK ONE, N.A.
                           CORPORATE TRUST DEPARTMENT
                                 P.O. BOX 2604
                            FORT WORTH, TEXAS 76113

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF UNIT HOLDERS
                         TO BE HELD             , 2002

                             ---------------------

     PLEASE TAKE NOTICE THAT a Special Meeting of Unit Holders (the "Special Meeting") of the San Juan Basin Royalty Trust (the "Trust"), an express trust created under the laws of the state of Texas and governed by the terms of an Indenture dated November 1, 1980 (the "Indenture"), will be held on
[          ], 2002, at 10:00 a.m., local time, at The Fort Worth Club, 306 West
Seventh Street, Twelfth Floor, Fort Worth, Texas 76102, to consider and vote on the following matters:

     (1) election of a successor trustee to serve as trustee of the Trust once the resignation of Bank One, N.A., the current Trustee of the Trust, takes effect; and

     (2) amendment of the Indenture.

     The close of business on [          ], 2002 (the "Record Date"), has been
fixed as the record date for the determination of Unit Holders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Units of Beneficial Interest (the "Units") of the Trust, at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of Unit Holders entitled to vote at the Special Meeting will be available for inspection by any Unit Holder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee's offices at 420 Throckmorton Street, Third Floor, Fort Worth, Texas, and also at the Special Meeting.

     Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your proxy before the Special Meeting as described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies."

                                          By Order of Bank One, N.A.,
                                          Trustee of the San Juan Basin Royalty
                                          Trust

                                          JEFF SALAVARRIA
                                          Vice President

Fort Worth, Texas
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                          SAN JUAN BASIN ROYALTY TRUST
                               C/O BANK ONE, N.A.
                           CORPORATE TRUST DEPARTMENT
                                 P.O. BOX 2604
                            FORT WORTH, TEXAS 76113
                                 (866) 809-4553

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The trustee of the Trust, Bank One, N.A. (the "Trustee"), requests your
proxy for use at the Special Meeting of Unit Holders to be held on [          ],
2002, at 10:00 a.m., local time, at The Fort Worth Club, 306 West Seventh Street, Twelfth Floor, Fort Worth, Texas 76102, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy you authorize the persons named on the Proxy to represent you and to vote your Units at the Special Meeting. This Proxy Statement and the form of Proxy were first mailed to
Unit Holders of the Trust on or about [          ], 2002.

     This solicitation of proxies is made by the Trustee of the Trust and will be conducted primarily by mail. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Trust.

     If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Units can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Special Meeting by
(a) signing and submitting a later-dated proxy to the Trustee of the Trust, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the Proxies will be voted at the Special Meeting.

                               VOTING AND QUORUM

     The only outstanding voting securities of the Trust are the Units. As of the close of business on the Record Date, there were 46,608,796 Units outstanding and entitled to be voted at the Special Meeting.

     Each outstanding Unit is entitled to one vote. The presence, in person or by proxy, of a majority of the Units outstanding as of the Record Date shall constitute a quorum at the Special Meeting. The Trustee or the holders of a majority of the Units who are present or represented by proxy at the Special Meeting shall have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present; provided, that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Unit Holder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting. The persons named on the Proxies intend to vote in favor of any motion to adjourn the Special Meeting to a subsequent day if, prior to the Special Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this
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process will be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

                PROPOSAL ONE -- APPOINTMENT OF SUCCESSOR TRUSTEE

     On June 11, 2002, the Trustee submitted a letter of its resignation as trustee of the Trust to the Unit Holders. The Trustee announced that its decision to resign was based on its determination that the administration of royalty trusts, such as the Trust, was not core to its long-term strategy. The Trustee's letter of resignation stated that it would nominate a potential successor and call a special meeting of Unit Holders for the purpose of appointing a successor. The Trustee formed a committee to solicit, investigate and choose a nominee. The committee solicited expressions of interest from four banks that met the qualifications described in the Indenture. Three of the four banks which the committee solicited, including Bank of America and TexasBank, expressed interest in being appointed successor trustee of the Trust.

     The committee reviewed the materials submitted by the interested candidates and decided to nominate Bank of America. However, the Trustee then received a notice from Unit Holders collectively owning more than 15% of the Units nominating TexasBank for appointment as successor trustee of the Trust at the Special Meeting (the "Nominee"). The Unit Holders who nominated the Nominee are:
McDep Associates; Alpine Capital, L.P.; Keystone, Inc.; Spears, Grisanti & Brown LLC; and Inland Investments, Inc. Upon receipt of the notice, the committee met, consulted with counsel and determined that the subject Unit Holders were qualified and entitled to nominate the Nominee under the terms of the Indenture, that the Nominee was qualified to serve as successor trustee under the terms of the Indenture, and that the Nominee was willing to serve as trustee if appointed as the successor trustee.

     After reviewing the qualifications of the Unit Holders and the Nominee, the committee determined that it was in the best interests of the Trust to defer to the nomination of the Unit Holders. The committee's decision was based on several factors including, but not limited to, the fact that the Nominee met the qualifications set forth in the Indenture, and the committee did not think that it was in the best interest of the Trust to have competing nominees.

     If the Unit Holders appoint the Nominee as successor trustee at the Special Meeting, the Trustee's resignation will take effect immediately upon the conclusion of the Special Meeting. For information about the Nominee, see the section titled "Trustee."

REQUIRED VOTE

     The appointment of the Nominee as the successor trustee requires the affirmative vote of a majority of the Units present or represented by proxy and entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the appointment of the successor trustee will have the effect of a vote against the Nominee. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal One, your Proxy will be deemed to grant such authority and will be voted for the appointment of the Nominee.

                  PROPOSAL TWO -- AMENDMENTS TO THE INDENTURE
                          REGARDING MINISTERIAL ITEMS

     During the solicitation process for selecting a potential nominee, the Trustee received various recommendations to amend the Indenture from potential nominees. The amendments to the Indenture contained in this Proposal Two were proposed by the Nominee. The Nominee's willingness and ability to serve as successor trustee is not conditioned upon Unit Holder approval of these amendments.

     The Indenture which created the Trust was entered into on November 1, 1980. The following amendments are intended to update the Indenture to ensure accurate cross-references to current legal authority, to delete references to contingent events that are no longer applicable and to add a now customary "force majeure" clause. These amendments also revise the notice and meeting provisions of the Indenture to provide greater flexibility regarding the location of Unit Holder meetings as well as reduce the cost associated with providing a notice of resignation under the Indenture. The following amendments are reflected in the "black-line" version of the Indenture attached hereto as Appendix A, which is specifically incorporated by reference. (The "black-line" version of the Indenture underlines new text which is inserted and strikes through all text which is deleted as a result of the amendments to the Indenture described in Proposals Two through Five of this Proxy Statement.)

     1. Texas Trust Code. The Texas Trust Act, which governs certain aspects of the Indenture, has been re-codified and is now referred to as the "Texas Trust Code." The following references in the Indenture to the Texas Trust Act will be revised as follows to refer to the Texas Trust Code:

          A. Article I (Definition of "Beneficial Interest"): change "Texas Trust Act" to "Texas Trust Code" and delete the word "Trust" before "Indenture." The revised definition of "Beneficial Interest" will read as follows:

        " 'Beneficial Interest" means the equitable interest of the Unit Holders in the Trust Estate as expressly set out in this Indenture and all other rights of beneficiaries of express trusts created under the Texas Trust Code, subject to the limitations set forth in this Indenture."

          B. Article I (Definition of "Trust"): change "Texas Trust Act" to "Texas Trust Code."

          C. Section 2.02, second paragraph: change "Section 2 of the Texas Trust Act" to "Section 111.004(4) of the Texas Trust Code."

          D. Section 3.04: change "Section 11 of the Texas Trust Act" to "Section 113.057 of the Texas Trust Code."

          E. Section 3.16: change "Texas Trust Act" to "Texas Trust Code."

     2. Internal Revenue Code. The Internal Revenue Code was revised in 1986. Accordingly, in the definition of "Code," the year "1954" will be changed to "1986."

     3. Transfer of Units. The Texas Uniform Act for Simplification of Fiduciary Security Transfers under Chapter 33 of the Texas Business and Commerce Code (the "Texas Uniform Act") governs certain aspects of the Indenture. Chapter 33 of the Texas Business and Commerce Code has been repealed. Accordingly, the references in Sections 4.04 and 4.06 of the Indenture to the Texas Uniform Act will be deleted.

     4. Elimination of Prior Contingency. Section 5.03 of the Indenture, regarding federal income tax reporting, will be modified by deleting the third sentence and revising the last sentence to read as follows:

     "The Trustee will report as a grantor trust until and unless it receives an opinion of tax counsel that such reporting is no longer proper."

     5. Form of Notice. Section 6.03 of the Indenture is entitled "Resignation of Trustee," and requires the trustee to give written notice of its resignation to Unit Holders by registered mail. This section will be revised to provide that the trustee's written notice of resignation to Unit Holders shall be by postage prepaid, first-class United States mail. The section will be modified by revising the first sentence of Section 6.03 to read as follows:

     "The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each such holder at such holder's last known address as shown by the records of the Trustee at the time such notice is given."

     6. Location of Meetings. Section 8.02 of the Indenture is entitled "Call and Notice of Meetings," and requires that all meetings of Unit Holders be held in Fort Worth, Texas. This section will be revised to provide that meetings may be held not only in Fort Worth, but also in New York, New York or any other city in the
                                        3
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United States where the headquarters or any branch office of the trustee is located. This section will be modified by revising the second sentence of
Section 8.02 to read as follows:

     "All such meetings shall be held at such time and place as is designated in the notice of meeting, provided, however, that all such meetings must be held in (i) Fort Worth, Texas, (ii) New York, New York, (iii) the city in which the principal United States office of the Trustee is located, or (iv) any United States city where the Trustee maintains an office."

     7. Termination of the Trust. Section 9.02 of the Indenture is entitled "Termination," and addresses the termination of the Trust. Section 9.02(a) of the Indenture will be revised by deleting the words "after the year 1980" from such section.

     8.  Force Majeure.  Insert the following as new Section 11.08 of the
Indenture:

     "Force Majeure. No party to this Indenture (or its affiliates) shall incur any liability to any other party to this Indenture or to any Unit Holder, if, by reason of any current or future law or regulation thereunder of the federal government or any other governmental authority, or by reason of any act of God, war or other circumstance beyond its control, such party is prevented or forbidden from doing or performing any act or thing required by the terms hereof to be done or performed; nor shall any party to this Indenture incur any liability to any other party to this Indenture or any Unit Holder by reason of any non-performance or delay caused as aforesaid in the performance of any act or thing required by the terms hereof to be done or performed."

REQUIRED VOTE

     The amendments to the Indenture in this Proposal Two require the affirmative vote of a majority of the Units present or represented by proxy and entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Two, your Proxy will be deemed to grant such authority and will be voted for such amendments.

    PROPOSAL THREE -- AMENDMENTS TO THE INDENTURE REGARDING INDEMNIFICATION

     During the solicitation process for selecting a potential nominee, the Trustee received various recommendations to amend the Indenture from potential nominees. The amendments to the Indenture contained in this Proposal Three were proposed by the Nominee. The Nominee's willingness and ability to serve as successor trustee is not conditioned upon Unit Holder approval of these amendments.

     The following amendments to the Indenture are intended to clarify and expand certain provisions of the indemnification provisions of the Indenture. The following amendments are reflected in the "black-line" version of the Indenture attached hereto as Appendix A, which is specifically incorporated by reference. (The "black-line" version of the Indenture underlines new text which is inserted and strikes through all text which is deleted as a result of the amendments to the Indenture described in Proposals Two through Five of this Proxy Statement.)

     1. Indemnification of Trustee. Section 6.02 of the Indenture is entitled "Indemnification of Trustee." The first sentence of this section will be revised to extend the indemnification provided therein to the trustee's officers, agents, and employees, when acting in such a capacity on behalf of the trustee. Similarly, the last sentence of Section 6.02, which restricts the trustee, its agents and employees from reimbursement and indemnification in certain circumstances, will be revised to include the trustee's officers. In addition,

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Section 6.02 will be revised to provide, as is now customary, that the indemnification granted by this section includes losses arising from liability under environmental laws. The revised Section 6.02 will read as follows:

     "Indemnification of Trustee. The Trustee, its officers, agents and employees shall be indemnified by, and receive reimbursement from, the Trust Estate against and from any and all liability, expense, claims, damages or loss incurred by it individually or as Trustee in administration of the Trust and the Trust Estate or any part or parts thereof, including, without limitation, any liability, expense, claims, damages or loss arising out of or in connection with any liability under Environmental Laws, or the doing of any act done or performed or omission occurring on account of its being Trustee, except such liability, expense, claims, damages or loss as to which it is liable under Section 6.01(a). Trustee shall have a lien upon the Trust Estate to secure it for such indemnification and reimbursement and for compensation to be paid to the Trustee. Except as provided in
     Section 4.05, neither the Trustee, nor any officer, agent or employee of the Trustee shall be entitled to any reimbursement or indemnification from any Unit Holder for any liability, expense, claims, damages or loss incurred by the Trustee or any such officer, agent or employee, their right of reimbursement and indemnification, if any, being limited solely to the Trust Estate, whether or not the Trust Estate is exhausted without full reimbursement or indemnification of the Trustee or any such officer, agent or employee."

     2. Definition of Environmental Laws. Insert the following to the list of defined terms contained in Article I of the Indenture:

     " 'Environmental Laws' means all applicable, federal, state and local laws, regulations, ordinances, rules, orders, permits and governmental restrictions relating to the environment, the effect of the environment on human health or safety, pollutants, contaminates, hazardous substances, or hazardous waste, and all binding judicial and administrative interpretations thereof."

REQUIRED VOTE

     The amendments to the Indenture in this Proposal Three require the affirmative vote of a majority of the Units present or represented by proxy and entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Three, your Proxy will be deemed to grant such authority and will be voted for such amendments.

                  PROPOSAL FOUR -- AMENDMENTS TO THE INDENTURE
                         REGARDING INVESTMENTS AND FEES

     During the solicitation process for selecting a potential nominee, the Trustee received various recommendations to amend the Indenture from potential nominees. The amendments to the Indenture contained in this Proposal Four were proposed by the Nominee. The Nominee's willingness and ability to serve as successor trustee is not conditioned upon Unit Holder approval of these amendments.

     The following amendments to the Indenture address the fees earned by the trustee, the permitted investments in which the trustee may invest the Trust's assets, and the manner in which the trustee may dispose of assets of the Trust. The following amendments are reflected in the "black-line" version of the Indenture attached hereto as Appendix A, which is specifically incorporated by reference. (The "black-line" version of the Indenture underlines new text which is inserted and strikes through all text which is deleted as a result of the amendments to the Indenture described in Proposals Two through Five of this Proxy Statement.)

     1. Permitted Investments. Section 3.04 of the Indenture is entitled "Interest on Cash on Hand," and establishes the permitted investments of cash on hand held by the trustee. In order to provide the trustee with an efficient means of investing funds received, to reduce the risk that funds go uninvested, and in keeping with current industry practice, this section will be revised to allow investment in money market mutual funds registered under the Investment Company Act of 1940, as amended. This section will be revised by inserting the following new investment option as Section 3.04(d) of the Indenture:

     "money market mutual funds registered under the Investment Company Act of 1940, as amended, that have been rated AAAmg or AAAm by Standard & Poor's and AA by Moody's, provided that the portfolio of such money market mutual funds is limited to obligations described in subparagraph (a) above and to agreements to repurchase such obligations."

     2. Distribution of Assets. Section 9.03 of the Indenture is entitled "Disposition and Distribution of Properties," and addresses certain procedures related to the liquidation and winding up of the affairs of the Trust at its termination. This section will be revised to clarify that the trustee may engage experts to assist it in the winding up of the Trust's affairs. In addition, the amendment will provide that the trustee is entitled to rely on such experts' advice and to be reimbursed for such experts' fees and expenses. This section will be revised by inserting the following sentence immediately prior to the last sentence of Section 9.03 of the Indenture:

     "The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Section 11.02."

     In addition, the list of professional and expert persons in Section 3.06 with whom the trustee may contract for services will be expanded by inserting ", investment advisors" in such list.

     3. Trustee Fee. Schedule 2 of the Indenture is entitled "Trustee Compensation," and addresses the fees which are paid to the trustee. In order to ensure the adequate compensation of the trustee, this schedule will be revised by providing a minimum "Administrative Fee" that the trustee shall be entitled to by inserting the following to the end of Schedule 2, Section A of the
Indenture:

     "Notwithstanding the foregoing, effective January 1, 2003, the fee earned by the Trustee pursuant to (1) and (2) above shall in no event be less than $36,000 per annum, adjusted annually to reflect increases in the Producers Price Index as published by the United States Department of Labor, Bureau of Labor Statistics or such equivalent index as may be published from time to time. The annual adjustments shall reflect the percentage rise in this index on a December-to-December basis beginning December 31, 2003."

REQUIRED VOTE

     The amendments to the Indenture in this Proposal Four require the affirmative vote of a majority of the Units present or represented by proxy and entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Four, your Proxy will be deemed to grant such authority and will be voted for such amendments.

         PROPOSAL FIVE -- AMENDMENTS TO THE INDENTURE REGARDING PROXIES

     During the solicitation process for selecting a potential nominee, the Trustee received various recommendations to amend the Indenture from potential nominees. The amendments to the Indenture contained in this Proposal Five were proposed by the Nominee. The Nominee's willingness and ability to serve as successor trustee is not conditioned upon Unit Holder approval of these amendments.

     The following amendment to the Indenture expands the types of proxies which are permissible under the Indenture to include proxies granted by Unit Holders over the telephone or electronically through the Internet (among other methods). This amendment is intended to create greater flexibility in the method by which Unit Holders may vote at a meeting of Unit Holders. The following amendment is reflected in the "black-line" version of the Indenture attached hereto as Appendix A, which is specifically incorporated by reference. (The

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

"black-line" version of the Indenture underlines new text which is inserted and strikes through all text which is deleted as a result of the amendments to the Indenture described in Proposals Two through Five of this Proxy Statement.)

     Section 8.03 of the Indenture will be revised to expand the types of permissible proxies under the Indenture. The revised Section 8.03 will read as follows:

     "Voting. Each Unit Holder shall be entitled to one vote for each Unit owned by such Unit Holder, and any Unit Holder may vote in person or by duly executed proxy. A "duly executed proxy" includes the following: written proxies, copies or facsimiles of a written proxy, telegrams, cablegrams, or other proxies granted by means of an electronic transmission, including via the telephone or Internet; provided that any such telegram, cablegram or other means of electronic transmission, including via the telephone or Internet, must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission, including via the telephone or Internet, was authorized by the Unit Holder. At any such meeting the presence in person or by proxy of Unit Holders holding a majority of the Units at the time outstanding shall constitute a quorum, and, except as otherwise specifically provided herein, any matter shall be deemed to have been approved by the Unit Holders if it is approved by the vote of a majority in interest of such Unit Holders constituting a quorum, although less than a majority of all of the Units at the time outstanding, except that the affirmative vote by the Unit Holders of at least 75% of all the Units then outstanding shall be required to:

          (a) approve or authorize any sale of all or any part of the assets of the Trust, or

          (b) terminate the Trust pursuant to Section 9.02(b), or

          (c) approve any amendment to or affecting this Section 8.03."

REQUIRED VOTE

     The amendment to the Indenture in this Proposal Five requires the affirmative vote of at least 75% of all the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Five, your Proxy will be deemed to grant such authority and will be voted for such amendment.

                       NOMINATION OF A SUCCESSOR TRUSTEE

     The Indenture provides that the resigning trustee and any Unit Holder or Unit Holders owning at least 15% of the Units may nominate a successor trustee who meets the requirements outlined in the Indenture. Any Unit Holder(s) who wish to nominate a successor trustee, and who are granted such right by the Indenture, must submit a written notice to the Trustee of such nomination (the "Notice"). Such Notice must (a) state the name and contact information of the proposed successor trustee, (b) indicate that the nominee is qualified to serve as trustee under the terms of the Indenture, (c) list the name, address, phone number and number of Units held by each Unit Holder or Unit Holders making the nomination, (d) be signed by the Unit Holders making the nomination, and (e) contain a copy of the written acceptance (as described below) of the proposed successor trustee. All Notices must be received by the Trustee at the address listed on the front page of this proxy statement no later than the close of
business on [          ], 2002. The Trustee will only accept nominations where
the nominee qualifies to serve as a successor trustee under the terms of the Indenture and has agreed in writing to act as the successor trustee and to be bound by the terms and provisions of the Indenture if elected as trustee by vote of the Unit Holders at the Special Meeting. Section 6.05 of the Indenture requires that any successor trustee shall be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. For purposes of calculating whether the Unit Holder or Unit Holders own the requisite number of units entitling them to nominate a successor trustee, the Trustee will calculate the
ownership of the Unit Holders as of [          ], the Record Date.

                    EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

     The letter of resignation of the Trustee stated that the Trustee's resignation would take effect within 45 days following the appointment of a successor trustee. If the Unit Holders appoint the Nominee as successor trustee at the Special Meeting, the Trustee intends to resign immediately and such resignation would take effect upon the conclusion of the Special Meeting. In the event that the Unit Holders fail to appoint a successor trustee at the Special Meeting, the Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of a successor trustee. In the event that the Trustee resigns and no successor trustee is appointed within the 60 days following the effective date of the Trustee's resignation, then a successor trustee may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder. In the event a Unit Holder files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of the Indenture.

        EFFECT OF NEGATIVE VOTES ON PROPOSALS TWO, THREE, FOUR AND FIVE

     In the event that the Unit Holders fail to approve the amendments to the Indenture under Proposals Two, Three, Four and/or Five, such amendments to the Indenture which are disapproved will not take effect and will not be included in the Trust's Amended and Restated Royalty Trust Indenture. The Nominee's willingness and ability to serve as successor trustee is not conditioned upon Unit Holder approval of any of these proposals.

        TRUSTEE/NOMINEE APPROVAL OF PROPOSALS TWO, THREE, FOUR AND FIVE

     The Nominee has stated to the Trust that, if it is appointed as successor trustee, it intends to approve in writing, as required by the Indenture, the amendments made to the Indenture by each of Proposals Two, Three, Four and/or Five which are approved by the Unit Holders. If the Nominee is not appointed, the Trustee intends to approve in writing, as required by the Indenture, the amendments made to the Indenture by each of Proposals Two, Three, Four and/or Five which are approved by the Unit Holders.

                                    TRUSTEE

     Following is certain information regarding the Nominee and the Trustee:

NOMINEE

     TexasBank, the Nominee, is a 114 year-old independent community bank headquartered in Fort Worth, Texas. TexasBank operates 23 banking centers in North Central Texas and is one of the largest community banks in Texas with over $1 billion in assets. The principal focus of TexasBank is on serving the needs of the communities in which its branches are located through the extension of credit and delivery of financial services to both individuals and businesses located in those communities. The four senior administrators of the Trust Department of TexasBank have over 110 years of combined trust and investment management experience. In addition, TexasBank's operations manager has more than 30 years of experience in trust accounting.

TRUSTEE

     Bank One, N.A., whose main office is located in Chicago, Illinois (the "Bank"), is a wholly owned subsidiary of Bank One Corporation, a multi-bank holding company incorporated under the laws of the State of Delaware. The Bank provides a broad range of retail and wholesale banking products and services to its domestic and foreign customers. The principal focus of the Bank is the extension of credit and delivery of financial services and noncredit services to individuals, businesses and governmental units.

TRUSTEE COMPENSATION

     The Trust has no directors or executive officers. During the fiscal years ended December 31, 2001, 2000 and 1999, the Trustee received total remuneration as follows:

                                                             CAPACITY IN        CASH
NAME                                                  YEAR   WHICH SERVED   COMPENSATION
----                                                  ----   ------------   ------------
Bank One, N.A.......................................  2001     Trustee      $125,259.37(1)
                                                      2000     Trustee      $ 98,512.40(1)
                                                      1999     Trustee      $ 88,163.00(1)

---------------

(1) Under the Indenture, the trustee is entitled to an administrative fee for its administrative services and preparation of quarterly and annual statements of: (i) 1/20 of 1% of the first $100 million of the annual gross revenue of the Trust, and 1/30 of 1% of the annual gross revenue of the Trust in excess of $100 million and (ii) the trustee's standard hourly rates for time in excess of 300 hours annually. The administrative fee is subject to reduction by a credit for funds provision.

TERM OF OFFICE

     Any trustee of the Trust shall serve in that capacity until the earlier of such trustee's resignation or such trustee's removal, with or without cause, at a meeting of the Unit Holders by the affirmative vote of the holders of a majority of all the Units then outstanding.

                                   COMMITTEES

     The Trust has no directors or executive officers. The Trustee has no standing audit, nominating or compensation committees, or committees performing similar functions for the Trust.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Trustee has selected Weaver and Tidwell, LLP ("W&T") as the independent accountants of the Trust for fiscal year 2002. Representatives of W&T will be present at the Special Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions.

     W&T have been the independent accountants of the Trust since July 2001. In July 2001, the Trust elected to dismiss Deloitte & Touche LLP ("DT") as the Trust's independent accountants and to appoint W&T. The decision to dismiss DT was recommended and approved by the Trustee, as the Trust does not have a Board of Directors. In a letter dated July 12, 2001, the Trustee notified DT of its decision to dismiss DT as the Trust's independent accountants effective July 12, 2001. The decision to replace DT was not motivated by any disagreement with DT over the Trust's financial statements.

     DT's reports on the Trust's consolidated financial statements for the two fiscal years ended December 31, 1999 and December 31, 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's two fiscal years ended December 31, 2000 and through July 12, 2001, there were no disagreements with DT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of DT, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. During the Trust's two fiscal years ended December 31, 2000 and through July 12, 2001, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     On July 12, 2001, the Trustee engaged W&T as the Trust's independent auditors. During the two fiscal years ended December 31, 1999 and December 31, 2000, neither the Trust nor anyone on its behalf consulted

W&T regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements, nor did W&T provide to the Trust a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a "disagreement," as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a Reportable Event.

FEES PAID TO INDEPENDENT ACCOUNTANTS

     Audit Fees. The Trust paid a total of $35,880 to the Trust's independent accountants in connection with the audit of the Trust's financial statements for the year ended December 31, 2001 and in connection with the review of the Trust's financial statements included in the Trust's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001. Of this total amount, $20,000 was paid to W&T and $15,880 was paid to DT.

     All Other Fees. The aggregate fees paid by the Trust in 2001 to its independent accountants, other than the fees described above under "Audit Fees" were $12,000. Of this amount, $10,000 was paid to W&T and $2,000 was paid to DT.

     The Trustee has considered whether the independent accountants' provision of non-audit services to the Trust is compatible with maintaining the accountants' independence and discussed with them their independence from the Trust and the Trustee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Trust has no directors or executive officers. See the section titled "Trustee -- Trustee Compensation" for the remuneration received by the Trustee during the year ended December 31, 2001 and the section titled "Security Ownership of Certain Beneficial Owners and Management" for information concerning Units owned by Bank One, N.A. in various fiduciary capacities.

     Lee Ann Anderson, the employee of Bank One, N.A. who has had principal responsibility for the administration of the Trust for the past 17 years, has been offered and intends to accept a position with TexasBank, the Nominee. In that position, Ms. Anderson will continue to have principal responsibility for the administration of the Trust. Ms. Anderson's offer of employment is not contingent upon TexasBank becoming successor trustee of the Trust. Furthermore, Ms. Anderson intends to accept the position with TexasBank regardless of whether TexasBank is appointed successor trustee of the Trust. The Trustee has no control over whether Ms. Anderson ultimately accepts such position at TexasBank, her performance while in such position or any subsequent decision to leave such position.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the
beneficial ownership as of [          ], 2002, of Units of the Trust by (i) each
person known to the Trust to be the beneficial owner of 5% or more of the Units outstanding; (ii) TexasBank, the nominee for appointment as successor trustee; and (iii) the Trustee. Unless otherwise indicated, to the Trust's knowledge, each person has sole voting and dispositive power over the Units indicated as owned by such person.

                                                      AMOUNT AND NATURE OF
NAME AND ADDRESS                                      BENEFICIAL OWNERSHIP     PERCENT OF CLASS
----------------                                     -----------------------   ----------------
Alpine Capital, L.P.(1)............................     12,112,000 Units             26.0%
  201 Main Street, Suite 3100
  Fort Worth, Texas 76102
Societe General Asset Management Corp.(2)..........      5,180,000 Units             11.1%
  1221 Avenue of the Americas
  New York, New York 10020
McMorgan and Company(3)............................      3,000,000 Units              6.4%
  1 Bush Street, Suite 800
  San Francisco, CA 94104
Capital Group International, Inc.(4)...............      2,400,000 Units              5.2%
  Capital Guardian Trust Company
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025
TexasBank..........................................                   --                *
  2525 Ridgmar Boulevard
  Fort Worth, Texas 76116
Bank One, N.A.(5)..................................         29,176 Units                *
  1900 Polaris Parkway
  Columbus, Ohio 43240-2020

---------------

 *  Less than one percent.

(1) This information was provided to the Trust on Amendment Number 26 to
    Schedule 13D, dated July 9, 2002, as filed with the Securities and Exchange Commission ("SEC") by Alpine Capital, L.P. ("Alpine"), which indicated that these Units were beneficially owned by Alpine. Robert W. Bruce, III and Angenpar, Inc., are general partners of Alpine and have shared power to vote and dispose of the Units held by Alpine. The Amendment Number 26 to Schedule 13D may be reviewed for more detailed information concerning the matters summarized herein.

(2) This information was provided to the Trust on Amendment Number 3 to Schedule 13G, dated January 6, 1999, as filed with the SEC. The Amendment Number 3 to
    Schedule 13G may be reviewed for more detailed information concerning the matters summarized herein.

(3) This information was provided to the Trust in a Schedule 13G dated July 12, 1999, as filed with the SEC. The Schedule 13G may be reviewed for more detailed information concerning the matters summarized herein.

(4) This information was provided to the Trust in Amendment Number 4 to Schedule 13G dated December 31, 2001. Capital Group International, Inc., and Capital Guardian Trust Company each reported sole voting power over 1,853,600 Units and sole dispositive power over 2,400,000 Units. The Amendment Number 4 to
    Schedule 13G may be reviewed for more detailed information concerning the matters summarized herein.

(5) In various fiduciary capacities, Bank One, N.A. owned an aggregate of 29,176 Units with no right to vote any of these Units. Bank One, N.A. disclaims any beneficial interest in these Units. These Units reflect all Units held by branches of Bank One, N.A.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Trustee and holders of more than 10% of the Trust's Units to file with the Commission and the New York Stock Exchange initial reports of ownership of Units and reports of changes in such ownership. The Commission's rules require such persons to furnish the Trust with copies of all Section 16(a) reports that they file. Based solely on a review of these reports the Trust believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 2001.

                             ADDITIONAL INFORMATION

UNIT HOLDER PROPOSALS

     The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders, may call special meetings of Unit Holders pursuant to the terms of the Indenture to approve any appropriate matter.

WHERE YOU CAN FIND MORE INFORMATION

     The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust's SEC filings are available to the public over the internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

     The Units of the Trust are listed on the New York Stock Exchange under the symbol "SJT." The Trust's reports and other information filed with the SEC can also be inspected at the offices of the New York Stock Exchange.

     The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, Bank One, N.A., P.O. Box 2604, Fort Worth, Texas 76113. Copies of these reports may also be found on the Trust's web site at http://www.sjbrt.com.

                                          BANK ONE, N.A.,
                                          Trustee of the San Juan Basin Royalty
                                          Trust

                                          JEFF SALAVARRIA
                                          Vice President

                                                                      APPENDIX A

                                 SAN JUAN BASIN
                  AMENDED AND RESTATED ROYALTY TRUST INDENTURE


         This Amended and Restated Royalty Trust Indenture shall be effective as of _____________, 2002 (the "Indenture"), the original Royalty Trust Indenture having been entered into as of November 1, 1980 (the "Original Indenture"), between Southland Royalty Company, a Delaware corporation with its principal office in Fort Worth, Texas (now known as Burlington Resources Oil & Gas Company
LP) (the "Company"), as Trustor, and The Fort Worth National Bank, a banking association organized under the laws of the United States with its principal place of business in Fort Worth, Texas [If TexasBank is appointed as successor:
(as succeeded by TexasBank)] [If Texas Bank is not appointed as successor trustee: (now known as Bank One, N.A.)] ("FWNB" or, including any successor trustee, the "Bank"), as Trustee. The Original Indenture evidenced that the Company had for many years been engaged in the business of exploring for, producing and marketing oil and gas, and owned oil and gas leasehold interests, fee mineral interests, royalty and overriding royalty interests in lands located in the San Juan Basin in New Mexico which contained proven reserves and were producing oil and gas; that the Company determined that it would be in the best interest of its shareholders to carve out and distribute to such shareholders certain net overriding royalties in such leasehold, mineral and royalty interests (the "Royalties") by means of the conveyance attached hereto as
Exhibit 1 to this Indenture (the "Conveyance"); that since it was impractical to distribute legal title to undivided interests in the Royalties to each shareholder, and the shareholders had approved the transfer by the Company by means of the Conveyance of the Royalties to FWNB, to be held in trust for the benefit of the shareholders on the date of execution of the Original Indenture, and their respective heirs, personal representatives, successors and assigns, as more particularly provided therein and herein, and FWNB agreed to accept the Conveyance on such terms; that the Company executed the Conveyance to FWNB; and that accordingly, the Company, by delivering the Conveyance, granted, bargained, assigned and delivered the Royalties to FWNB, as trustee in trust and FWNB accepted the Conveyance and the Royalties and the Company and FWNB agreed that such assets and all other assets received by FWNB pursuant to this Indenture in trust were to be held, administered, paid and delivered for the purposes and subject to the terms and conditions hereafter provided, as such may be amended from time to time.

                                    ARTICLE I

                                   DEFINITIONS

         As used herein, the following terms are used with the meanings indicated:

                  "Business Day" means any day which is not a Saturday, Sunday or other day on which national banking institutions in the City of Fort Worth, Texas, are closed as authorized or required by law.

                  "Beneficial Interest" means the equitable interest of the Unit Holders in the Trust Estate as expressly set out in this Indenture and all other rights of beneficiaries of express trusts created under the Texas Trust Code, subject to the limitations set forth in this Indenture.

                  "Certificate" means a certificate issued by the Trustee pursuant to Article IV evidencing the ownership of one or more Units.

                  "Code" means the Internal Revenue Code of 1986 as amended.

                  "Distribution Date" means the date of any distribution, which shall be on or before ten (10) Business Days after a Monthly Record Date.

                  "Indenture" means this instrument, as originally executed, or, if amended or supplemented, as so amended or supplemented.

                  "Environmental Laws" means all applicable, federal, state and local laws, regulations, ordinances, rules, orders, permits and governmental restrictions relating to the environment, the effect of the environment on human health or safety, pollutants, contaminates, hazardous substances, or hazardous waste, and all binding judicial and administrative interpretations thereof.

                  "Monthly Distribution Amount" for any Monthly Period means the sum of (a) the cash received by the Trustee during the Monthly Period attributable to the Royalties, (b) any cash available for distribution as a result of the reduction or elimination during the Monthly Period of any existing cash reserve created pursuant to Section 3.08 hereof to provide for the payment of liabilities of the Trust, and (c) any other cash receipts of the Trust during the Monthly Period, including without limitation any cash received from interest earned pursuant to Section
         3.04 reduced by the sum of (d) the liabilities of the Trust paid during the Monthly Period and (e) the amount of any cash used pursuant to
         Section 3.08 hereof in the Monthly Period to establish or increase a cash reserve for the payment of any accrued, future or contingent liabilities of the Trust. If the Monthly Distribution Amount determined in accordance with the preceding sentence shall for any Monthly Period be a negative amount, then the Monthly Distribution Amount shall be zero, and such negative amount shall reduce the next Monthly Distribution Amount.

                  Notwithstanding the foregoing, the Monthly Distribution Amount for any Monthly Period shall not include any amount which would have been required to be reported to any stock exchange on which the Units are listed in connection with the establishment of an "ex" date in order to be distributed to Unit Holders who were such on the Monthly Record Date for such Monthly Period but was not so reported unless the stock exchange agrees to such amount being a part of that Monthly Period's Monthly Distribution Amount or the Trustee receives an opinion of counsel stating that none of the Trust, the Trustee or any owner of Units will be adversely affected by such inclusion. An amount which pursuant to the preceding sentence is not included in the Monthly Distribution Amount for that Monthly Period shall be included in the Monthly Distribution Amount for the next Monthly Period (unless it is reserved pursuant to Section 3.08 hereof).

                  "Monthly Period" means the period which commences on the day after the date of creation of the Trust or a Monthly Record Date and continues through and includes the next succeeding Monthly Record Date, which shall be the Monthly Record Date for such Monthly Period.

                  "Monthly Record Date" for each month means the close of business on the last Business Day of such month unless the Trustee determines that a later date is required to comply with applicable law or the rules of any exchange on which the Units may be listed, in which event it means such later date.

                  "Person" means an individual, a corporation, partnership, trust, estate or other organization.

                  "Royalties" means the net overriding royalty interests conveyed to the Trustee pursuant to the Conveyance.

                  "Transferee", as to any Unit Holder or former Unit Holder, means any Person succeeding to the interest of such Unit Holder or former Unit Holder in one or more Units of the Trust, whether as purchaser, donee, legatee or otherwise.

                  "Trust" means the express trust created hereby which shall be held and administered as provided herein and in accordance with the terms and provisions (not inconsistent with any terms and provisions hereof) of the Texas Trust Code.

                  "Trust Estate" means the assets held by the Trustee under this Indenture, and shall include both income and principal if separate accounts or records are kept therefor.

                  "Trustee" means the initial Trustee under this instrument, or any successor, during the period it is so serving in such capacity.

                  "Unit" means an undivided fractional interest in the Beneficial Interest, determined as hereinafter provided.

                  "Unit Holder" means the owner of one or more Units as reflected on the books of the Trustee pursuant to Article IV.

                                   ARTICLE II

                          NAME AND PURPOSE OF THE TRUST

         2.01. Name. The Trust shall be known as the San Juan Basin Royalty Trust, and the Trustee may transact the affairs of the Trust in that name.

         2.02. Purposes. The purposes of the Trust are:

                  (a) to convert the Royalties to cash either (1) by retaining them and collecting the proceeds from production until production has ceased or the Royalties have otherwise terminated or (2) by selling or otherwise disposing of the Royalties (within the limits stated herein); and

                  (b) to distribute such cash, net of amounts for payment of liabilities of the Trust, to the Unit Holders pro rata.

         It is the intention and agreement of the Company and the Trustee to create an express trust within the meaning of Section 111.004(4) of the Texas Trust Code, for the benefit of the owners of Units, and a grantor trust for federal income tax purposes of which the owners of Units are the grantors. As set forth above and amplified herein, the Trust is intended to be limited to the receipt of revenues attributable to the Royalties and the distribution of such revenues, after payment of or provision for Trust expenses and liabilities, to the Unit Holders. It is neither the purpose nor the intention of the parties hereto to create, and nothing in this Trust Indenture shall be construed as creating, a partnership, joint venture, joint stock company or business association between or among Unit Holders, present or future, or among or between Unit Holders, or any of them, and the Trustee or the Company.

                                   ARTICLE III

                           ADMINISTRATION OF THE TRUST

         3.01. General. Subject to the limitations set forth in this Indenture, the Trustee is authorized to take such action as in its judgment is necessary or advisable best to achieve the purposes of the Trust, including the authority to agree to modifications or settlements of the terms of the Conveyance or to settle disputes with respect thereto, so long as such modifications or settlements do not alter the nature of the Royalties as rights to receive a share of the proceeds of oil and gas produced from the properties presently burdened by such Royalties which are free of any obligation for operating expenses and as rights which do not possess any operating rights or obligations. The Trustee may not dispose of all or any portion of the Royalties except as provided in Sections 3.02, 3.09 and 9.03.

         The Trustee will cause the Trust to file any registration statement, report or other materials required by law (including the Securities Exchange Act of 1934 and the rules thereunder) or by any securities exchange on which the Units are at any time registered.

         3.02. Limited Power to Dispose of Royalties. In the event the Trustee determines it to be in the best interest of the Unit Holders the Trustee may sell at any time and from time to time all or any part of any of the Royalties for cash in such a manner as it deems in the best interest of the Unit Holders if approved by the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII but without such approval it may not sell or otherwise dispose of all or any part of the Royalties. This
Section 3.02 shall not be construed to require approval of the Unit Holders for any sale or other disposition of all or any part of the Royalties pursuant to Sections 3.09 or 9.03. The Trustee is authorized to retain any of the Royalties in the form in which such property was transferred to the Trustee, without regard to any requirement to diversify investments or other requirements.

         3.03. No Power to Engage in Business or Make Investments. The Trustee shall not, in its capacity as Trustee under the Trust, engage in any business or commercial activity of any kind whatsoever and shall not, under any circumstances, use any portion of the Trust Estate to acquire any oil and gas lease, royalty or other mineral interest other than the Royalties, or, except as permitted in Sections 3.04 and 3.15, acquire any other asset. The Trustee shall not accept contributions to the Trust other than the Royalties.

         3.04. Interest on Cash on Hand. Cash being held by the Trustee as a reserve for liabilities or for distribution at the next Distribution Date shall be placed (in the Trustee's discretion) in:

                  (a) obligations issued by (or unconditionally guaranteed by) the United States or any agency or instrumentality thereof (provided such agency's or instrumentality's such obligations are secured by the full faith and credit of the United States); or

                  (b) repurchase agreements secured by obligations qualifying under subparagraph (a) above;

                  (c) certificates of deposit of any bank having a capital, surplus and undivided profits in excess of $50,000,000; or

                  (d) money market mutual funds registered under the Investment Company Act of 1940, as amended, that have been rated AAAmg or AAAm by Standard & Poor's and AA by Moody's, provided that the portfolio of such money market mutual funds is limited to obligations described in subparagraph (a) above and to agreements to repurchase such obligations;

                  provided such repurchase agreements or certificates shall bear interest at a rate which is the greater of (i) the interest rate which the Bank or its successor pays in the normal course of business on amounts placed with it, taking into account the amounts involved, the period held and other relevant factors, or (ii) the rate of interest paid on obligations qualifying under subparagraph (a) above. Any such obligations, repurchase agreements or certificates must mature on or before the next succeeding Distribution Date and must be held to maturity. To the extent not prohibited by Section 113.057 of the Texas Trust Code any such cash may be placed with Bank or any successor bank serving as Trustee.

         3.05. Power to Settle Claims. The Trustee is authorized to prosecute or defend, or to settle by arbitration or otherwise, any claim of or against the Trustee, the Trust or the Trust Estate, to waive or release rights of any kind and to pay or satisfy any debt, tax or claim upon any evidence by it deemed sufficient.

         3.06. Power to Contract for Services. In the administration of the Trust, the Trustee is empowered to employ oil and gas consultants, accountants, attorneys, transfer agents, investment advisors and other professional and expert persons and to employ or contract for clerical and other administrative assistance and to make payments of all fees for services or expenses in any manner thus incurred out of the Trust Estate.

         3.07. Payment of Liabilities of Trust. The Trustee shall, to the extent that funds of the Trust are available therefor, make payment of all liabilities of the Trust, including, but without limiting the generality of the foregoing, all expenses, taxes, liabilities incurred of all kinds, compensation to it for its services hereunder, and compensation to such parties as may be consulted as provided for in Section 3.06 hereof.

         3.08. Establishment of Reserves. With respect to any liability which is contingent or uncertain in amount or which otherwise is not currently due and payable, the Trustee in its sole discretion may, but is not obligated to, establish a cash reserve for the payment of such liability.

         3.09. Limited Power to Borrow. If at any time the cash on hand and to be received by the Trustee is not, or will not, in the judgment of the Trustee, be sufficient to pay liabilities of the Trust as they become due, the Trustee is authorized to borrow the funds required to pay such liabilities. In such event, no further distributions will be made to Unit Holders until the indebtedness created by such borrowing has been paid in full. Such funds may be borrowed from any Person, including, without limitation, the Bank or any other fiduciary hereunder. To secure payment of such indebtedness, the Trustee is authorized to mortgage, pledge, grant security interests in or otherwise encumber (and to include as a part thereof any and all terms, powers, remedies, covenants and provisions deemed necessary or advisable in the Trustee's discretion, including, without limitation, the power of sale with or without judicial proceedings) the Trust Estate, or any portion thereof, including the Royalties, and to carve out and convey production payments.

         3.10. Income and Principal. The Trustee shall not be required to keep separate accounts or records for income and principal or maintain any reserves for depletion of the Royalties. However, if the Trustee does keep such separate accounts or records, then the Trustee is authorized to treat all or any part of the yield from the Royalties as income or principal, and in general to determine all questions as between income and principal and to credit or charge to income or principal or to apportion between them any receipt or gain and any charge, disbursement or loss as is deemed advisable under the circumstances of each case.

         3.11. Term of Contracts. In exercising the rights and powers granted hereunder, the Trustee is authorized to make the term of any transaction or contract or other instrument extend beyond the term of the Trust.

         3.12. Transactions between Related Parties. The Trustee shall not be prohibited in any way in exercising its powers from making contracts or having dealings with itself in any other capacity (fiduciary or otherwise) or with the Company.

         3.13. No Bond Required. The Trustee shall not be required to furnish any bond or security of any kind.

         3.14. Timing of Trust Income and Expenses. The Trustee will use all reasonable efforts to cause the Trust and the Unit Holders to recognize income (including any income from interest earned on reserves established pursuant to Section 3.08 hereof) and expenses on Monthly Record Dates. The Trustee will invoice the Trust for services rendered by the Trustee only on a Monthly Record Date and shall cause the Trust to pay any such invoices only on the Monthly Record Date on which an invoice is rendered and will use all reasonable efforts to cause all persons to whom the Trust becomes liable to invoice the Trust for such liability on a Monthly Record Date and to cause the Trust to pay any such liabilities on the Monthly Record Date on which such liability is invoiced. In connection with the requirements of any stock exchange on which the Units are listed, the Trustee will, if required by such stock exchange, use all reasonable efforts to determine the Monthly Distribution Amount and report such amount to the exchange at such time as may be required by such stock exchange. Nothing in this Section shall be construed as requiring the Trustee to cause payment to be made for Trust liabilities on any date other than on such date as in its sole discretion it shall deem to be in the best interest of the Unit Holders.

         3.15. Divestiture of Units. If at any time the Trust or the Trustee is named a party in any judicial or administrative proceeding which seeks the cancellation or forfeiture of any property in which the Trust has an interest because of the nationality, or any other status, of any one or more Unit Holders, the following procedures will be applicable:

                  (a) The Trustee will promptly give written notice ("Notice") to each holder ("Ineligible Holder") whose nationality or other status is an issue in the proceeding as to the existence of such controversy. The Notice will contain a reasonable summary of such controversy and will constitute a demand to each Ineligible Holder that he dispose of his Units, to a party which would not be an Ineligible Holder, within 30 days after the date of the Notice.

                  (b) If any Ineligible Holder fails to dispose of his Units as required by the Notice, the Trustee will have the preemptive right to purchase, and will purchase, any such Units at any time during the 90 days after the expiration of the 30-day period specified in the Notice. The purchase price on a per Unit basis will be determined as of the last business day ("determination day") preceding the end of the 30-day period specified in the Notice and will equal the following per Unit amount: (i) if the Units are then listed on a stock exchange, the price will equal the closing price of the Units on such exchange (or, if the Units are then listed on more than one exchange, on the largest such exchange in terms of the volume of Units traded thereon during the preceding twelve months) on the determination day if any Units were sold on such exchange on such day or, if not, on the last preceding day on which any Units were sold on such exchange, or (ii) if the Units are not then listed on any stock exchange, the price will equal the mean between the closing bid and asked prices for the Units in the over-the-counter market on the determination day if quotations for such prices on such day are available or, if not, on the last preceding day for which such quotations are available. Such purchase will be accomplished by tender of the above cash price to the Ineligible Holder at his address as shown on the records of the Trustee, either in person or by mail as provided in Section 11.06, accompanied by notice of cancellation. Concurrently with such tender the Trustee shall cancel or cause to be cancelled all Certificates representing units then owned by such Ineligible Holder and for which tender has been made, and the Trustee shall issue or cause to be issued to itself a Certificate or Certificates representing the same number of Units as were so cancelled. In the event the tender is refused by the Ineligible Holder or if he cannot be located after reasonable efforts to do so, the tendered sum shall be held by the Trustee in an interest bearing account for the benefit of such Ineligible Holder, until proper claim for same (together with interest accrued thereon) has been made by such Holder, but subject to applicable laws concerning unclaimed property.

                  (c) The Trustee may, in its sole discretion, cancel any Units acquired in accordance with the foregoing procedures or may sell such Units, either publicly or privately, in accordance with all applicable laws. The proceeds of any such sale of Units, less the expenses of such sale, will constitute revenues of the Trust.

                  (d) The Trustee may, in its sole discretion, borrow any amounts required to purchase Units in accordance with the procedures described above.

         3.16. Miscellaneous. Except as otherwise provided in this Indenture, this Indenture and the Trust shall be governed, construed, administered and controlled by and under the laws of the State of Texas, and the rights, powers, duties and liabilities of the Trustee shall be in accordance with and governed by the terms and provisions of the Texas Trust Code and other applicable laws of the State of Texas in effect at any applicable time.

                                   ARTICLE IV

                       BENEFICIAL SHARES AND CERTIFICATES

         4.01. Creation and Distribution. The entire Beneficial Interest shall be divided into that number of Units which is equal to the number of whole shares of common stock of the Company issued and outstanding on the record date for determination of stockholders of the Company entitled to receive Units. The ownership of the Units shall be evidenced by Certificates in substantially the form set forth on Schedule 1 hereto, containing such changes or alterations of form, but not substance, as the Trustee shall from time to time, in its discretion, deem necessary or desirable. Initially, the Company shall own all of the Units. However, the Company intends to distribute to each of its stockholders of record as of the close of business on the date fixed for determining stockholders of the Company entitled to receive Units one Unit for each share of the common stock of the Company so owned of record by such stockholder. The Trustee shall forthwith issue Certificates to such person evidencing the number of Units distributed to such person.

         4.02. Rights of Unit Holders. The Unit Holders shall own pro rata the Beneficial Interest and shall be entitled to participate pro rata in the rights and benefits of the Unit Holders under this Indenture. A Unit Holder by assignment or otherwise takes and holds the same subject to all the terms and provisions of this Indenture and the Conveyance, which shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the Unit Holder. By an assignment or transfer of one or more Units represented by a Certificate, the assignor thereby shall, effective as of the close of business on the date of transfer and with respect to such assigned or transferred Unit or Units, part with, except as provided in Section 4.04 in the case of a transfer after a Monthly Record Date and prior to the corresponding payment date, (i) all his Beneficial Interest attributable thereto; (ii) all his rights in, to and under such Certificate; and (iii) all interests, rights and benefits under this Trust of a Unit Holder which are attributable to such Unit or Units as against all other Unit Holders and the Trustee. The Certificates, the Units and the rights, benefits and interests evidenced by either or both (including, without limiting the foregoing, the entire Beneficial Interest) are and shall be held and construed to be in all respects intangible personal property, and the Certificates and Units evidenced thereby shall be bequeathed, assigned, disposed of and distributed as intangible personal property. No Unit Holder as such shall have any legal title in or to any real property interest which is a part of the Trust Estate, including, without limiting the foregoing, the Royalties or any part thereof, but the sole interest of each Unit Holder shall be such Unit Holder's Beneficial Interest and the obligation of the Trustee to hold, manage and dispose of the Trust Estate and to account for the same as in this Indenture provided. No Unit Holder shall have the right to call for or demand or secure any partition or distribution of the Royalties during the continuance of the Trust or during the period of liquidation and winding up under Section 9.03.

         4.03. Execution of Certificates. All Certificates shall be signed by a duly authorized officer of the Trustee. Certificates may be signed and sealed on behalf of the Trustee by such persons as at the actual date of the signing and sealing of such Certificates shall be the proper officers of the Trustee, although at the nominal date of such Certificates any such person shall not have been such officer of the Trustee. Any such signature may be the manual or facsimile signature of such officers and may be affixed, imprinted or otherwise reproduced on the Certificate.

         4.04. Registration and Transfer of Units. The Units shall be transferable as against the Trustee only on the records of the Trustee upon the surrender of Certificates and compliance with such reasonable regulations as it may prescribe. No service charge shall be made to Unit Holders or Transferee for any transfer of a Unit, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until any such transfer the Trustee may treat the owner of any Certificate as shown by its records as the owner of the Units evidenced thereby and shall not be charged with notice by any other party of any claim or demand respecting such Certificate or the interest represented thereby. A transfer of a Unit after any Monthly Record Date shall not transfer to the Transferee the right of the transferor to any sum payable to such transferor as the holder of the Certificate of record on said day. As to matters affecting the title, ownership, warranty or transfer of Certificates, Article 8 of the Uniform Commercial Code and other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, shall govern and apply. The death of any Unit Holder shall not entitle the Transferee to an account or valuation for any purpose, but such Transferee shall succeed to all rights of the deceased Unit Holder under this Indenture upon proper proof of title satisfactory to the Trustee.

         4.05. Mutilated, Lost, Stolen and Destroyed Certificates. If any Certificate is lost, stolen, destroyed or mutilated, the Trustee, in its discretion and upon proof satisfactory to the Trustee, together with a surety bond sufficient in the opinion of the Trustee to indemnify the Trustee against all loss or expenses in the premises (if deemed advisable by the Trustee), and surrender of the mutilated Certificate, will issue a new Certificate to the holder of such lost, stolen, destroyed or mutilated Certificate as shown by the records of the Trustee, upon payment of a reasonable charge of the Trustee and any reasonable expenses incurred by it in connection therewith.

         4.06. Protection of Trustee. The Trustee shall be protected in acting upon any notice, credential, certificate, assignment or other document or instrument believed by the Trustee to be genuine and to be signed by the proper party or parties. The Trustee is specifically authorized to rely upon the application of Article 8 of the Uniform Commercial Code and the application of other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, as to all matters affecting title, ownership, warranty or transfer of the Certificates and the Units represented thereby, without any personal liability for such reliance, and the indemnity granted under Section 6.02 shall specifically extend to any matters arising as a result thereof.

         4.07. Determination of Ownership of Certificates. In the event of any disagreement between persons claiming to be Transferees of any Unit Holder, the Trustee shall be entitled at its option to refuse to recognize any such claims so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no delivery or other disposition of the interest represented by the Certificate involved, or any part thereof, or of any sum or sums of money, accrued or accruing thereunder, and, in so doing, the Trustee shall not be or become liable to any Person for the failure or refusal of the Trustee to comply with such conflicting claims, and the Trustee shall be entitled to continue so to refrain and refuse so to act, until

                  (a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved, or

                  (b) all differences have been adjusted by valid agreement between said parties and the Trustee shall have been notified thereof in writing signed by all of the interested parties.

                                    ARTICLE V

                          ACCOUNTING AND DISTRIBUTIONS

         5.01. Fiscal Year and Accounting Method. The fiscal year of the Trust shall be the calendar year. The Trustee shall maintain its books in accordance with generally accepted accounting principles or such other method as will provide appropriate financial data responsive to the needs of the Unit Holders.

         5.02. Distributions. On the Distribution Date of each month, the Trustee will distribute pro rata to Certificate Holders of record on the Monthly Record Date for such month the Monthly Distribution Amount for that month.

         5.03. Federal Income Tax Reporting. For federal income tax purposes, the Trustee shall file such returns and statements as in its judgment are required to comply with applicable provisions of the Code and regulations and to permit each Unit Holder correctly to report such Unit Holder's share of the income and deductions of the Trust. The Trustee will treat all income and deductions of the Trust for each month as having been realized on the Monthly Record Date for such month unless otherwise advised by its counsel or the Internal Revenue Service. The Trustee will report as a grantor trust until and unless it receives an opinion of tax counsel that such reporting is no longer proper.

         5.04. Reports to Unit Holders. As promptly as practicable following the end of each calendar quarter, the Trustee shall mail to each Person who was a Unit Holder of record on a Monthly Record Date during such quarter a report which shall show in reasonable detail such information as is necessary to permit holders of units to make all calculations necessary for tax purposes including depletion, and which shall show the assets and liabilities and receipts and disbursements of the Trust for such quarter and for each month in such quarter. Within 90 days following the end of each fiscal year, the Trustee shall mail, to each Person of record on a date to be selected by the Trustee, an annual report containing financial statements audited by a nationally recognized firm of independent public accountants selected by the Trustee. Notwithstanding the foregoing, the Trustee will furnish to the Unit Holders such reports, in such manner, as are at any time required by law or by regulations of any stock exchange on which the Units are listed.

                                   ARTICLE VI

                  LIABILITY OF TRUSTEE AND METHOD OF SUCCESSION

         6.01. Liability of Trustee.

                  (a) Except as otherwise provided herein and specifically except as provided in paragraph (b) below, the Trustee, in carrying out its powers and performing its duties, may act in its discretion and shall be personally or individually liable only for fraud or for acts or omissions in bad faith and shall not individually or personally be liable for any act or omission of any agent or employee of the Trustee unless the Trustee has acted in bad faith in the selection and retention of such agent or employee.

                  (b) If the Trustee enters into a contract on behalf of the Trust Estate without ensuring that any liability arising out of such contract shall be satisfiable only out of the Trust Estate and shall not in any event, including the exhaustion of the Trust Estate, be satisfiable out of amounts at any time distributed to any Unit Holder or out of any other assets owned by any Unit Holder, then Trustee, vis-a-vis the Unit Holders, shall be fully and exclusively liable for such liability, but shall have the right to be indemnified and reimbursed from the Trust Estate to the extent provided in Section. 6.02.

         6.02. Indemnification of Trustee. The Trustee, its officers, agents and employees shall be indemnified by, and receive reimbursement from, the Trust Estate against and from any and all liability, expense, claims, damages or loss incurred by it individually or as Trustee in administration of the Trust and the Trust Estate or any part or parts thereof, including, without limitation, any liability, expense, claims, damages or loss arising out of or in connection with any liability under Environmental Laws, or the doing of any act done or performed or omission occurring on account of its being Trustee, except such liability, expense, claims, damages or loss as to which it is liable under
Section 6.01(a). Trustee shall have a lien upon the Trust Estate to secure it for such indemnification and reimbursement and for compensation to be paid to the Trustee. Except as provided in Section 4.05, neither the Trustee, nor any officer, agent or employee of the Trustee shall be entitled to any reimbursement or indemnification from any Unit Holder for any liability, expense, claims, damages or loss incurred by the Trustee or any such officer, agent or employee, their right of reimbursement and indemnification, if any, being limited solely to the Trust Estate, whether or not the Trust Estate is exhausted without full reimbursement or indemnification of the Trustee or any such officer, agent or employee.

         6.03. Resignation of Trustee. The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each such holder at such holder's last known address as shown by the records of the Trustee at the time such notice is given. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than ninety (90) days after the date such notice is mailed. In case of such resignation, the Trustee will use its best efforts to nominate a successor, to call a meeting of Unit Holders for the purpose of appointing a successor, and to solicit proxies for such meeting.

         6.04. Removal of Trustee. The Trustee may be removed, with or without cause, at a meeting held in accordance with the requirements of Article VIII by the affirmative vote of the holders of a majority of all the Units then outstanding.

         6.05. Appointment of Successor Trustee. In the event of a vacancy in the position of Trustee or if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor Trustee. Nominees for appointment may be made by (i) the resigned or removed Trustee and (ii) any Unit Holder or Unit Holders owning at least 15% of the Units. Any such successor Trustee shall be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. In the event that a vacancy in the position of Trustee continues for sixty (60) days, a successor Trustee may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder, and in the event any such application is filed, such court may appoint a temporary Trustee at any time after such application is filed with it which shall, pending the final appointment of a Trustee, have such powers and duties as the court appointing such temporary Trustee shall provide in its order of appointment, consistent with the provisions of this Indenture.

         Immediately upon the appointment of any successor Trustee, all rights, titles, duties, powers and authority of the succeeded Trustee hereunder shall be vested in and undertaken by the successor Trustee which shall be entitled to receive from the Trustee which it succeeds all of the Trust Estate held by it hereunder and all records and files in connection therewith. No successor Trustee shall be obligated to examine or seek alteration of any account of any preceding Trustee, nor shall any successor Trustee be liable personally for failing to do so or for any act or omission of any preceding Trustee. The preceding sentence shall not prevent any successor Trustee or anyone else from taking any action otherwise permissible in connection with any such account.

                                   ARTICLE VII

                           COMPENSATION OF THE TRUSTEE

         7.01. Compensation of Trustee. The Trustee shall receive compensation for its services as Trustee hereunder and as transfer agent as set forth in
Schedule 2 attached hereto.

         7.02. Expenses. The out-of-pocket costs incurred by the Trustee for long distance telephone calls, overtime necessitated by rush orders, travel, legal services, stationery, binders, envelopes, ledger sheets, transfer sheets, checks, Certificate list sheets, postage and insurance will be reimbursed to the Trustee at actual cost.

         7.03. Other Services. The Trustee shall be reimbursed for actual expenditures made on account of any unusual duties in connection with matters pertaining to the Trust. In the event of litigation involving the Trust, audits or inspection of the records of the Trust pertaining to the transactions affecting the Trust or any other unusual or extraordinary services rendered in connection with the administration of the Trust, Trustee shall be entitled to receive reasonable compensation for the services rendered.

         7.04. Source of Funds. All compensation, reimbursements and other charges owing to the Trustee will be payable by the Trust out of the Trust Estate.

                                  ARTICLE VIII

                            MEETINGS OF UNIT HOLDERS

         8.01. Purpose of Meetings. A meeting of the Unit Holders may be called at any time and from time to time pursuant to the provisions of this Article to transact any matter that the Unit Holders may be authorized to transact.

         8.02. Call and Notice of Meetings. Any such meeting of the Unit Holders may be called by the Trustee in its discretion and will be called by the Trustee at the written request of Unit Holders owning not less than 15% in number of the Units represented by the then outstanding Certificates. All such meetings shall be held at such time and place as is designated in the notice of meeting, provided, however, that all such meetings must be held in (i) Fort Worth, Texas,
(ii) New York, New York, (iii) the city in which the principal United States office of the Trustee is located, or (iv) any United States city where the Trustee maintains an office. Written notice of every meeting of the Unit Holders signed by the Trustee setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting shall be given in person or by mail not more than 60 nor less than 20 days before such meeting is to be held to all of the Unit Holders of record not more than 60 days before the date of such mailing. No matter other than that stated in the notice shall be acted upon at any meeting.

         8.03. Voting. Each Unit Holder shall be entitled to one vote for each Unit owned by such Unit Holder, and any Unit Holder may vote in person or by duly executed proxy. A "duly executed proxy" includes the following: written proxies, copies or facsimiles of a written proxy, telegrams, cablegrams, or other proxies granted by means of an electronic transmission, including via the telephone or Internet; provided that any such telegram, cablegram or other means of electronic transmission, including via the telephone or Internet, must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission, including via the telephone or Internet, was authorized by the Unit Holder. At any such meeting the presence in person or by proxy of Unit Holders holding a majority of the Units at the time outstanding shall constitute a quorum, and, except as otherwise specifically provided herein, any matter shall be deemed to have been approved by the Unit Holders if it is approved by the vote of a majority in interest of such Unit Holders constituting a quorum, although less than a majority of all of the Units at the time outstanding, except that the affirmative vote by the Unit Holders of at least 75% of all the Units then outstanding shall be required to:

                  (a) approve or authorize any sale of all or any part of the assets of the Trust, or

                  (b) terminate the Trust pursuant to Section 9.02(b), or

                  (c) approve any amendment to or affecting this Section 8.03.

         8.04. Conduct of Meetings. The Trustee may make such reasonable regulations consistent with the provisions hereof as it may deem advisable for any meeting of the Unit Holders, including regulations covering the closing of the transfer books of the Trustee for purposes of determining Unit Holders entitled to notice of or to vote at any meeting, the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, the preparation and use at the meeting of a list authenticated by or on behalf of the Trustee of the Unit Holders entitled to vote at the meeting and such other matters concerning the calling and conduct of the meeting as it shall deem advisable.

                                   ARTICLE IX

                  DURATION, REVOCATION AND TERMINATION OF TRUST

         9.01. Revocation. The Trust is and shall be irrevocable and Company retains no power to alter, amend or terminate the Trust. The Trust shall be terminable only as provided in Section 9.02, and shall continue until so terminated.

         9.02. Termination. The Trust shall terminate upon the first to occur of the following events:

                  (a) at such time as its gross revenue for each of two successive years is less than $1,000,000 per year,

                  (b) a vote in favor of termination by the Unit Holders present or represented at a meeting held in accordance with the requirements of
         Article VIII, or

                  (c) the expiration of twenty-one years after the death of the last survivor of the lawful descendants of any degree of the signers of the Declaration of Independence in being on the date of execution hereof.

         9.03. Disposition and Distribution of Properties. For the purpose of liquidating and winding up the affairs of the Trust at its termination, the Trustee shall continue to act as such and exercise each power until its duties have been fully performed and the Trust Estate finally distributed. Upon the termination of the Trust, the Trustee shall sell for cash in one or more sales all the properties other than cash then constituting the Trust Estate. The Trustee shall as promptly as possible distribute the proceeds of any such sales and any other cash in the Trust Estate according to the respective interests and rights of the Unit Holders, after paying, satisfying and discharging all of the liabilities of the Trust, or, when necessary, setting up reserves in such amounts as Trustee in its discretion deems appropriate for contingent liabilities. In the event that any property which the Trustee is required to sell is not sold by the Trustee within three years after the termination of the Trust, the Trustee shall cause such property to be sold at public auction to the highest cash bidder. Notice of such sale by auction shall be mailed at least thirty days prior to such sale to each Unit Holder at such Unit Holder's address as it appears upon the books of the Trustee. The Trustee shall not be required to obtain approval of the Unit Holders prior to selling property pursuant to this Section. The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Section 11.02. Upon making final distribution to the Unit Holders, the Trustee shall be under no further liability except as provided in 6.01(b).

                                    ARTICLE X

                                   AMENDMENTS

         10.01. Prohibited. No amendment may be made to any provision of the Indenture which would

                  (a) alter the purposes of the Trust or permit the Trustee to engage in any business or investment activities substantially different from those specified herein;

                  (b) alter the rights of the Unit Holders vis-a-vis each other; or

                  (c) permit the Trustee to distribute the Royalties in kind either during the continuation of the Trust or during the period of liquidation or winding up under 9.03.

         10.02. Permitted. All other amendments to the provisions of the Indenture may be made by a vote of the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII; provided that no amendment shall be effective without the express written approval of the Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.01. Inspection of Trustee's Books. Each Unit Holder and such Unit Holder's duly authorized agents, attorneys and auditors shall have the right during reasonable business hours to examine, inspect and make audits of the Trust and records of the Trustee, including lists of Unit Holders for any proper purpose in reference thereto.

         11.02. Trustee's Employment of Experts. The Trustee may, but shall not be required to, consult with counsel, who may be its own counsel, accountants, geologists, engineers and other parties deemed by the Trustee to be qualified as experts on the matters submitted to them, and the opinion of any such parties on any matter submitted to them by the Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of any such party.

         11.03. Merger or Consolidation of Trustee. Neither a change of name of the Trustee nor any merger or consolidation of its corporate powers with another bank or with a trust company shall affect its right or capacity to act hereunder.

         11.04. Filing of this Indenture. Neither this Indenture nor any executed copy hereof need be filed in any county in which any of the Trust Estate is located, but the same may be filed for record in any county by the Trustee. In order to avoid the necessity of filing this Indenture for record, the Trustee agrees that for the purpose of vesting the record title to the Royalties in any successor to the Trustee, the retiring Trustee will, upon appointment of any successor Trustee, execute and deliver to such successor Trustee appropriate assignments or conveyances.

         11.05. Severability. If any provision of this Indenture or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be illegal, invalid or unenforceable to any extent, the remainder of this Indenture or the application of such provision to Persons or circumstances, other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby, and every provision of this Indenture shall be valid and enforced to the fullest extent permitted by law.

         11.06. Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served upon the Trustee by any Unit Holder may be given or served by being deposited, postage prepaid and by registered or certified mail, in a post office or letter box addressed (until another address is designated by notice to the Unit Holders) to the Trustee at [If TexasBank is appointed as successor trustee: 2525 Ridgmar Boulevard, Fort Worth, Texas 76116.] [If TexasBank is not appointed as successor trustee: Post Office Box 2604, Fort Worth, Texas 76113.] Any notice or other communication by the Trustee to any Unit Holder shall be deemed to have been sufficiently given, for all purposes, when deposited, postage prepaid, in a post office or letter box addressed to said Unit Holder at his address as shown on the records of the Trustee.

         11.07. Counterparts. This Indenture may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         11.08. Force Majeure. No party to this Indenture (or its affiliates) shall incur any liability to any other party to this Indenture or to any Unit Holder, if, by reason of any current or future law or regulation thereunder of the federal government or any other governmental authority, or by reason of any act of God, war or other circumstance beyond its control, such party is prevented or forbidden from doing or performing any act or thing required by the terms hereof to be done or performed; nor shall any party to this Indenture incur any liability to any other party to this Indenture or any Unit Holder by reason of any non-performance or delay caused as aforesaid in the performance of any act or thing required by the terms hereof to be done or performed.

                                   SCHEDULE 1

                            SAMPLE SHARE CERTIFICATE

                                 (No revisions.)

                                   SCHEDULE 2

                              TRUSTEE COMPENSATION

A.       Administrative Fee.

         For all administrative services, preparation of quarterly and annual statements with attention to tax and legal matters:

                  1. 1/20 of 1% of the first $100 million of the annual gross revenue of the Trust, and 1/30 of 1% of the annual gross revenue of the Trust in excess of $100 million.

                  2. Trustee's standard hourly rates for time in excess of 300 hours annually.

Notwithstanding the foregoing, effective January 1, 2003, the fee earned by the Trustee pursuant to (1) and (2) above shall in no event be less than $36,000 per annum, adjusted annually to reflect increases in the Producers Price Index as published by the United States Department of Labor, Bureau of Labor Statistics or such equivalent index as may be published from time to time. The annual adjustments shall reflect the percentage rise in this index on a December-to-December basis beginning December 31, 2003.

B.       Transfer Agency Fee.

         1. $4.92 annually per Unit Holder account for maintaining computer records of each Unit Holder, name and address of record, tax identification number, outstanding Unit balances, alternative payee, various coded fields of pertinent information; for processing change of address and tax identification numbers; posting each Certificate cancelled or issued; issuance of 10,000 Certificates; processing request and documentation required for replacement of lost or destroyed Certificates; for placing and/or removing stop transfer orders; registering Certificates; disbursing the Monthly Distribution Amounts; preparing and mailing required Internal Revenue Service forms; mailing of proxies and other related material; tabulation of proxies; and maintenance and printing of Unit Holder list.

         2. For Certificates issued, registered and posted in excess of 10,000 annually, $1.00 for each Certificate.

         3. The transfer agency fees stated above will be subject to escalation based upon the general rise in prices in the economy. The index used will be the Producers Price Index as published by the United States Department of Labor, Bureau of Labor Statistics or such equivalent index as may be published from time to time. All transfer agency fees will be adjusted annually by the percentage rise in this index on a December-to-December basis beginning December 31, 1981.

C.       Termination Fee.

         A fee will be charged upon termination of the Trust commensurate with the amount of work and responsibility involved which shall not exceed 10% of the proceeds received and distributed in connection with the termination liquidation; provided that termination is accomplished under Article 9.02(a) of the Trust Indenture. Under any other method of termination, fees will be charged on an hourly basis only.

D.       Invested Funds.

         To the extent consistent with the Trust Indenture and applicable statutes and regulations, funds held by the Trustee will be invested after receipt thereof until the next succeeding Distribution Date in such investments as are permitted by the Trust Indenture and the income so earned will be disbursed to the Unit Holders in accordance with the provisions of the Trust Indenture.

         After funds are disbursed on the Distribution Date, an analysis will be made by the Trustee of the disbursement account or accounts and a credit for funds as calculated under the practice as it exists in the Trustee bank at the time and, from time to time, will be applied to reduce the administrative fee described in paragraph A above charged by the Trustee at the next administrative fee payment date. In no event shall the credit exceed the administrative fee.

                                    EXHIBIT 1

                        NET OVERRIDING ROYALTY CONVEYANCE

                                 (No revisions.)

                                                    000000  0000000000  0 0000
                                                    000000000.000 ext
        SAN JUAN BASIN ROYALTY TRUST                000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
       [BAR CODE]                                   000000000.000 ext

       MR A SAMPLE
       DESIGNATION (IF ANY)                         HOLDER ACCOUNT NUMBER
       ADD 1
       ADD 2
       ADD 3
       ADD 4                                        C 1234567890     JNT
       ADD 5
       ADD 6                                        [BAR CODE]


Use a black pen. Mark with                          [ ] Mark this box with an X if you have made
an X inside the grey areas [X]                          changes to your name or address details above.
as shown in this example.

-------------------------------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
-------------------------------------------------------------------------------------------------------

A  APPOINTMENT OF A SUCCESSOR TRUSTEE.

Proposal One - Appointment of Successor Trustee.
                                                                                    FOR   AGAINST   ABSTAIN

         TexasBank                                                                  [ ]     [ ]       [ ]


B  INDENTURE AMENDMENTS.

Please read each of the proposals in full in the accompanying proxy statement.
                                                                                    FOR   AGAINST   ABSTAIN

Proposal Two - Amendments to the Indenture Regarding Ministerial Items.             [ ]     [ ]       [ ]

Proposal Three - Amendments to the Indenture Regarding Indemnification.             [ ]     [ ]       [ ]

Proposal Four - Amendments to the Indenture Regarding Investments and Fees.         [ ]     [ ]       [ ]

Proposal Five - Amendments to the Indenture Regarding Proxies.                      [ ]     [ ]       [ ]


C  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
   INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy EXACTLY as your name(s) appears on this Proxy card. Joint owners should each sign personally.
If you are signing as a representative of the named Unit Holder (e.g. as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your FULL title or the capacity in which you sign.


Signature 1 - Please keep signature    Signature 2 - Please keep signature
within the box                         within the box                           Date (mm/dd/yyyy)

-----------------------------------    -----------------------------------    -----------------------------------
                                                                                       /  /
-----------------------------------    -----------------------------------    -----------------------------------
                                         2 U P X         H H H         P P P P          001124

--------------------------------------------------------------------------------
                          SAN JUAN BASIN ROYALTY TRUST
--------------------------------------------------------------------------------

                 PROXY SOLICITED ON BEHALF OF THE TRUSTEE OF THE
SAN JUAN BASIN ROYALTY TRUST FOR THE SPECIAL MEETING TO BE HELD _________, 2002

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Unit Holders to be held _______________, 2002, and the Proxy Statement, and appoints Mark Dunn, Chuck Hicks and Jeff Salavarria, and each of them individually, as his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote all Units of Beneficial Interest of the San Juan Basin Royalty Trust that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on the record date at the Special Meeting of Unit Holders of the San Juan Basin Royalty Trust to be held at The Fort Worth Club, 306 West Seventh Street, Twelfth Floor, Fort Worth, Texas 76102, on __________, ______________, 2002, at 10:00 a.m., local time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

         YOU ARE ENCOURAGED TO SPECIFY YOUR VOTE BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF YOU FAIL TO SPECIFY YOUR VOTE, YOUR PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS CONTAINED ON THE REVERSE SIDE OF THIS PROXY. THE PROXIES CANNOT VOTE YOUR UNITS UNLESS YOU SIGN AND RETURN THIS CARD. ANY PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

         ANY PROXY WHEN PROPERLY GRANTED, WILL BE VOTED IN THE MANNER DIRECTED AND WILL AUTHORIZE THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PROXIES ARE AUTHORIZED TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING SUCH AS APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE MEETING FOR THE PURPOSE OF OBTAINING ADDITIONAL UNIT HOLDER VOTES.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE